Exhibit 13.2

CERTIFICATION

PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the Annual Report on Form 20-F of SMX (Security Matters) Public Limited Company (the “Company”) for the year ended December 31, 2025 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of such officer’s knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

March 20, 2026	By:	/s/ Amir Bader
	Name:	Amir Bader
	Title:	Interim Chief Financial Officer (principal financial and accounting officer)